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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): July 28, 1998
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                                 CML Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       001-09630                                        04-2451745
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(Commission File Number)                   (I.R.S. Employer Identification No.)



524 Main Street
Acton, Massachusetts                                        01720
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (978) 264-4155
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.

         On July 28, 1998, CML Group, Inc. (the "Company") announced that it had sold to the State of Wisconsin Investment Board a redeemable subordinated note for a purchase price of $20 million and established a senior credit facility of up to $65 million with a maturity date of August 1, 1999 with funds managed by DDJ Capital Management LLC (the "Funds") and BankBoston, N.A. In consideration of the senior credit facility, the Company issued to the Funds and BankBoston equity in the Company representing 19% of the Company's outstanding Common Stock, calculated on a fully diluted basis.

         The foregoing description of the announcement is qualified in its entirety by reference to the full text of the Company's press release which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

         The exhibit following the Exhibit Index is incorporated herein by reference.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 1998                   CML  GROUP, INC.
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                                               (Registrant)



                                      By: /s/ John A.C. Pound
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                                          John A.C. Pound
                                          Chairman of the Board and
                                          Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit
Number                                      Description
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  99              Press Release dated July 28, 1998.